UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

November 17, 2017

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	000-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

As previously reported, on July 26, 2017, Heritage Financial Corporation, Olympia, Washington (“Heritage”) entered into a definitive agreement (the “Agreement”) with Puget Sound Bancorp, Inc., Bellevue, Washington (“Puget Sound”), pursuant to which Puget Sound will be merged with and into Heritage (the “Merger”), and immediately thereafter Puget Sound’s bank subsidiary, Puget Sound Bank, will be merged with and into the Heritage’s subsidiary bank, Heritage Bank.

On November 17, 2017, Heritage and Puget Sound issued a joint press release announcing receipt of regulatory approvals necessary for the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The consummation of the Merger remains subject to various conditions, including receipt of the requisite approval of the shareholders of Puget Sound upon presentation of the matter for a vote at a special meeting of Puget Sound’s shareholders to be held on January 4, 2018.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding Heritage, Puget Sound, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Heritage, Puget Sound and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage with the Securities and Exchange Commission (the “SEC”), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; conditions to the closing of the merger may not be satisfied; the shareholders of Puget Sound may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. Heritage and Puget Sound undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information

Heritage Financial Corporation filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction.  The registration statement includes a proxy statement of Puget Sound that also constitutes a prospectus of Heritage, which is being sent to the shareholders of Puget Sound.  Puget Sound shareholders are advised to read the proxy statement/prospectus because it contains important information about Heritage, Puget Sound and the proposed transaction.  This document and other documents relating to the merger filed by Heritage can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing Heritage’s website at www.hf-wa.com under the tab “Investor Relations” and then under “SEC Filings.”  Alternatively, these documents can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Puget Sound, upon written request to Puget Sound Bancorp, Inc., Attn: Investor Relations, 10500 NE 8th Street, #1500, Bellevue, Washington 98004.

Participants In The Solicitation

Heritage, Puget Sound and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Puget Sound shareholders in connection with the proposed transaction under the rules of the SEC.  Information about the directors and executive officers of Heritage may be found in the definitive proxy statement of Heritage filed with the SEC by Heritage on March 23, 2017.  This definitive proxy statement can be obtained free of charge from the sources indicated above.  Information about the directors and executive officers of Puget Sound is included in the proxy statement/prospectus filed with the SEC. Additional information regarding the interests of these participants is also included in the proxy statement/prospectus regarding the proposed transaction.

ITEM 9.01 - Financial Statements and Exhibits.

(d) -Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

99.1	Press Release dated November 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: November 17, 2017                    By: /s/ Brian L. Vance
Brian L. Vance
Chief Executive Officer